Exhibit 99.1

Jabil Posts Second Quarter Results

ST. PETERSBURG, Fla. – March 13, 2020 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its second quarter of fiscal year 2020.

“After a stronger than expected start to the fiscal quarter, our factories were adversely impacted by workforce and supply chain disruptions associated with COVID-19,” said CEO Mark Mondello. “First and foremost, the safety and well-being of our people is our number one priority. Despite the near-term financial setback, our long-term strategy remains unchanged,” he added.

The second quarter expenses directly associated with business interruption caused by COVID-19 were approximately $53 million.

Second Quarter of Fiscal Year 2020 Highlights:

•	Net revenue: $6.1 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 1 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue growth: 1 percent

•	U.S. GAAP operating income: $90.6 million

•	U.S. GAAP diluted loss per share: $(0.02)

•	Core operating income (Non-GAAP): $159.4 million

•	Core diluted earnings per share (Non-GAAP): $0.50

Employee Update:

“In times of uncertainty and disruption, such as these, I’m continually inspired by the collective spirit and resiliency of our global workforce,” Mondello added.

Fiscal Year 2020 Update:

Our FY20 full year guidance, previously issued on December 17, 2019, did not anticipate the impact of a global pandemic. As a result, given the rapidly changing situation, we are withdrawing our FY20 full year guidance until we are able to update and quantify the underlying business assumptions.

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges and business interruption and impairment charges, net plus other components of net periodic benefit cost. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, impairment on securities, restructuring of securities loss, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities plus cash receipts on sold receivables less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our second quarter of fiscal year 2020. The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our second quarter of fiscal year 2020 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; the scope and duration of the COVID-19 outbreak and its impact on our sites, customers and supply chain; managing growth effectively; our dependence on a limited number of customers; competitive challenges affecting our customers; managing rapid declines in customer demand and other related customer challenges that may occur; changes in technology; the occurrence of, success and expected financial results from, product ramps; competition; our ability to maintain and improve costs, quality and delivery for our customers; retaining key personnel; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks associated with international sales and operations; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; performance in the markets in which we operate; and adverse changes in political conditions, in the U.S. and internationally, including, among others, adverse changes in tax laws and rates and our ability to estimate and manage their impact. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2019 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation. The Company determines the tax effect of the items excluded from core earnings and core diluted earnings per share based upon evaluation of the statutory tax treatment and the applicable tax rate of the jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain jurisdictions where the Company does not expect to realize a tax benefit (due to existing tax incentives or a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets), a reduced or 0% tax rate is applied. Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the second quarter of fiscal year 2020. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: Jabil (NYSE: JBL) is a manufacturing solutions provider that delivers comprehensive design, manufacturing, supply chain and product management services. Leveraging the power of over 200,000 people across 100 sites strategically located around the world, Jabil simplifies complexity and delivers value in a broad range of industries, enabling innovation, growth and customer success. For more information, visit jabil.com

Investor Contact

Adam Berry

Vice President, Investor Relations

Adam_Berry@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	February 29, 2020
	(unaudited)	August 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$696,745	$1,163,343
Accounts receivable, net	2,314,055	2,745,226
Contract assets	1,057,656	911,940
Inventories, net	3,339,890	3,023,003
Prepaid expenses and other current assets	569,493	501,573

Total current assets	7,977,839	8,345,085
Property, plant and equipment, net	3,462,038	3,333,750
Operating lease right-of-use asset	373,413	—
Goodwill and intangible assets, net	935,574	879,108
Deferred income taxes	194,468	198,827
Other assets	196,346	213,705

Total assets	$13,139,678	$12,970,475

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$637,841	$375,181
Accounts payable	4,652,138	5,166,780
Accrued expenses	3,015,129	2,990,144
Current operating lease liabilities	100,033	—

Total current liabilities	8,405,141	8,532,105
Notes payable and long-term debt, less current installments	2,086,359	2,121,284
Other liabilities	315,875	163,821
Non-current operating lease liabilities	311,879	—
Income tax liabilities	143,161	136,689
Deferred income taxes	118,123	115,818

Total liabilities	11,380,538	11,069,717

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	263	260
Additional paid-in capital	2,363,839	2,304,552
Retained earnings	2,048,954	2,037,037
Accumulated other comprehensive loss	(102,943)	(82,794)
Treasury stock, at cost	(2,563,282)	(2,371,612)

Total Jabil Inc. stockholders’ equity	1,746,831	1,887,443
Noncontrolling interests	12,309	13,315

Total equity	1,759,140	1,900,758

Total liabilities and equity	$13,139,678	$12,970,475

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Six months ended
	February 29, 2020	February 28, 2019	February 29, 2020	February 28, 2019
Net revenue	$6,125,083	$6,066,990	$13,630,781	$12,573,265
Cost of revenue	5,694,958	5,612,116	12,646,817	11,598,741

Gross profit	430,125	454,874	983,964	974,524
Operating expenses:
Selling, general and administrative	285,024	282,142	613,923	560,268
Research and development	11,290	10,155	22,060	21,298
Amortization of intangibles	13,577	7,777	29,717	15,423
Restructuring and related charges	29,604	817	74,855	6,842

Operating income	90,630	153,983	243,409	370,693
Impairment on securities	12,205	—	12,205	—
Interest and other, net	49,348	53,157	99,487	104,980

Income before income tax	29,077	100,826	131,717	265,713
Income tax expense	31,658	33,219	93,584	74,032

Net (loss) income	(2,581)	67,607	38,133	191,681
Net income attributable to noncontrolling interests, net of tax	702	253	994	727

Net (loss) income attributable to Jabil Inc.	$(3,283)	$67,354	$37,139	$190,954

(Loss) earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$(0.02)	$0.44	$0.24	$1.21

Diluted	$(0.02)	$0.43	$0.24	$1.19

Weighted average shares outstanding:
Basic	152,058	154,725	152,579	158,160

Diluted	152,058	156,737	156,171	160,413

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Six months ended
	February 29, 2020	February 28, 2019
Cash flows provided by operating activities:
Net income	$38,133	$191,681
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	402,347	381,510
Restructuring and related charges	33,061	(3,212)
Recognition of stock-based compensation expense and related charges	45,332	32,946
Deferred income taxes	3,087	23,921
Provision for allowance for doubtful accounts	10,185	5,598
Other, net	13,838	38,559
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	424,971	(365,192)
Contract assets	(63,302)	(815,144)
Inventories	(279,664)	225,036
Prepaid expenses and other current assets	(62,881)	(4,895)
Other assets	(8,438)	(10,170)
Accounts payable, accrued expenses and other liabilities	(472,503)	407,127

Net cash provided by operating activities	84,166	107,765

Cash flows used in investing activities:
Acquisition of property, plant and equipment	(448,765)	(537,140)
Proceeds and advances from sale of property, plant and equipment	36,624	144,968
Cash paid for business and intangible asset acquisitions, net of cash	(141,195)	(80,778)
Cash receipts on sold receivables	—	96,846
Other, net	(2,013)	(13,504)

Net cash used in investing activities	(555,349)	(389,608)

Cash flows provided by (used in) financing activities:
Borrowings under debt agreements	5,063,358	6,182,931
Payments toward debt agreements	(4,835,697)	(6,046,181)
Payments to acquire treasury stock	(168,660)	(350,323)
Dividends paid to stockholders	(26,280)	(27,422)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	16,179	14,587
Treasury stock minimum tax withholding related to vesting of restricted stock	(23,010)	(11,204)
Other, net	(11,617)	(1,500)

Net cash provided by (used in) financing activities	14,273	(239,112)

Effect of exchange rate changes on cash and cash equivalents	(9,688)	12,063

Net decrease in cash and cash equivalents	(466,598)	(508,892)
Cash and cash equivalents at beginning of period	1,163,343	1,257,949

Cash and cash equivalents at end of period	$696,745	$749,057

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Six months ended
	February 29, 2020	February 28, 2019	February 29, 2020	February 28, 2019
Operating income (U.S. GAAP)	$90,630	$153,983	$243,409	$370,693

Amortization of intangibles	13,577	7,777	29,717	15,423
Stock-based compensation expense and related charges	15,109	15,697	45,332	32,946
Restructuring and related charges	29,604	817	74,855	6,842
Distressed customer charge	—	—	14,963	—
Net periodic benefit cost (1)	2,776	—	4,601	—
Business interruption and impairment charges, net	—	—	—	(2,860)
Acquisition and integration charges	7,752	12,785	23,886	21,675

Adjustments to operating income	68,818	37,076	193,354	74,026

Core operating income (Non-GAAP)	$159,448	$191,059	$436,763	$444,719

Net (loss) income attributable to Jabil Inc. (U.S. GAAP)	$(3,283)	$67,354	$37,139	$190,954
Adjustments to operating income	68,818	37,076	193,354	74,026
Impairment on securities	12,205	—	12,205	—
Net periodic benefit cost (1)	(2,776)	—	(4,601)	—
Adjustments for taxes(2)	3,091	(4,219)	3,588	(17,962)

Core earnings (Non-GAAP)	$78,055	$100,211	$241,685	$247,018

Diluted (loss) earnings per share (U.S. GAAP)	$(0.02)	$0.43	$0.24	$1.19

Diluted core earnings per share (Non-GAAP)	$0.50	$0.64	$1.55	$1.54

Diluted weighted average shares outstanding (U.S. GAAP)	152,058	156,737	156,171	160,413

Diluted weighted average shares outstanding (Non-GAAP)	155,714	156,737	156,171	160,413

(1)

Following the adoption of Accounting Standards Update 2017-07, Compensation - Retirement Benefits (Topic 715) (“ASU 2017-07”), pension service cost is recognized in cost of revenue and all other components of net periodic benefit cost, including return on plan assets, are presented in other expense. We are reclassifying the pension components in other expense to core operating income as we assess operating performance, inclusive of all components of net periodic benefit cost, with the related revenue. There is no impact to core earnings or diluted core earnings per share for this adjustment.

(2)	The six months ended February 28, 2019 includes a $13.3 million income tax benefit for the effects of the Tax Act recorded during the three months ended November 30, 2018.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in thousands)

(Unaudited)

	Six months ended
	February 29, 2020	February 28, 2019(1)
Net cash provided by operating activities (U.S. GAAP)	$84,166	$107,765
Cash receipts on sold receivables	—	96,846
Acquisition of property, plant and equipment	(448,765)	(537,140)
Proceeds and advances from sale of property, plant and equipment	36,624	144,968

Adjusted free cash flow (Non-GAAP)	$(327,975)	$(187,561)

(1)

In fiscal year 2019, the adoption of Accounting Standards Update (“ASU”) 2016-15, “Classification of Certain Cash Receipts and Cash Payments” resulted in a reclassification of cash flows from operating activities to investing activities for cash receipts for the deferred purchase price receivable on asset-backed securitization transactions. The adoption of this standard does not reflect a change in the underlying business or activities. The effects of this change are applied retrospectively to all prior periods.